June 17, 2003

                  DREYFUS BASIC U.S MORTGAGE SECURITIES FUND

              SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                              DATED MAY 1, 2003

      THE  FOLLOWING  INFORMATION  SUPERSEDES  AND  REPLACES  THE  INFORMATION
CONTAINED IN THE SECOND PARAGRAPH OF THE SECTION OF THE STATEMENT OF ADDITIONAL INFORMATION ENTITLED "MANAGEMENT ARRANGEMENTS - DISTRIBUTOR":

      The Distributor may pay certain financial institutions (which may include banks), securities dealers and other industry professionals, such as investment advisers, accountants and estate planning firms (collectively, "Service Agents") that have entered into agreements with the Distributor a fee based on the amount invested through such Service Agents in Fund shares by employees participating in qualified or non-qualified employee benefit plans, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities or state and local governments ("Retirement Plans"), or other programs. The term "Retirement Plans" does not include IRAs, IRA "Rollover Accounts" or IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs"). Generally, the Distributor may pay such Service Agents a fee of up to 1% of the amount invested through the Service Agents. The Distributor, however, may pay Service Agents a higher fee and reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it. Sponsors of such Retirement Plans or the participants therein should consult their Service Agent for more information regarding any such fee payable to the Service Agent.